UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2006

Vital Images, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At the 2006 Annual Meeting of Stockholders of Vital Images, Inc. (the “Company”) held on May 4, 2006 (the “2006 Annual Meeting”), the stockholders of the Company entitled to notice of and to vote at the 2006 Annual Meeting approved the Vital Images, Inc. 2006 Long-Term Incentive Plan (the “2006 Plan”).

The following summary describes the principal features of the 2006 Plan. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan, which was filed as Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on March 24, 2006. Terms not defined herein shall have the meanings ascribed to them in the 2006 Plan.

Administration

The 2006 Plan will be administered by the Compensation Committee of the Company’s Board of Directors, which will have the exclusive power to make awards (“Awards”) and to determine when and to whom Awards will be granted under the 2006 Plan. In addition, the Compensation Committee will determine the form, amount and other terms and conditions of each Award, subject to the provisions of the 2006 Plan. The determinations to be made by the Compensation Committee under the 2006 Plan are not required to be made on a uniform basis and are final, binding and conclusive.

Participants

A participant in the 2006 Plan means an employee of the Company or an “Affiliate” (as the term “Affiliate” is defined in the 2006 Plan) who is selected by the Compensation Committee to participate in the Plan; a director of the Company who receives options or other Awards under the 2006 Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2006 Plan and who renders bona fide services to the Company or an Affiliate. However, only employees of the Company are eligible for selection to receive options qualified as incentive stock options (“ISOs”) under Section 422 of the Code.

Termination Date

The 2006 Plan will terminate on the earlier of the date on which it is terminated by the Company’s Board of Directors or March 9, 2016. However, the termination of the 2006 Plan will not affect any Awards then outstanding under the 2006 Plan. The Board of Directors may amend, alter or discontinue the 2006 Plan. However, no amendment, alteration or discontinuation may be made by the Board without the consent of a participant in the 2006 Plan if such action would diminish any of the rights of the participant under any Award held by the participant.

Shares Subject to 2006 Plan

The 2006 Plan provides that the total number of shares of the Company’s common stock that may be issued under the 2006 Plan is 900,000 shares, subject to adjustments as provided in the 2006 Plan. Shares of the Company’s common stock subject to Awards granted under the 2006 Plan, other than restricted stock awards, will be counted against the 900,000 share numerical limit as one share for every share of common stock subject to the Award. However, a share of the Company’s common stock subject to a restricted stock award will be counted against the numerical limit as two shares of common stock. The shares to be issued under the 2006 Plan will be currently authorized but unissued shares of common stock of Company. The number of shares of the Company’s common stock available under the 2006 Plan and under equity Awards granted under the 2006 Plan, the exercise price of any option and the exercise price of any stock appreciation right granted under the 2006 Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of the Company.

Options

Upon the grant of an option under the 2006 Plan, other than the automatic grant of options to the Company’s non-employee directors described below, the Compensation Committee will fix a number of shares of the Company’s common stock that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the “fair market value” of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases. In addition, the aggregate fair market value of common stock (determined at the time an ISO is granted) subject to ISOs granted to an employee under all of the Company’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. The exercise price of options that are not ISOs, or nonqualified options (“NQOs”), may not be less than fair market value of the Company’s common stock at the time of grant. Each option granted under the 2006 Plan will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than five years after the date of grant. Payment for shares upon exercise of any option granted under the 2006 Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Automatic Grants of NQOs to Non-Employee Directors. The 2006 Plan will provide non-employee directors of the Company (each an “Eligible Director”) with automatic grants of NQOs. Each Eligible Director will be automatically granted NQOs to purchase 18,000 shares on the date of his or her initial election or appointment to the Board of Directors (in each case, an “Initial Grant”). On each third anniversary date of the date of the Initial Grant to each Eligible Director, such Eligible Director will automatically receive NQOs under the 2006 Plan to purchase an additional 18,000 shares of the Company’s common stock. All NQOs automatically granted under the 2006 Plan will expire five years after the date of grant. The exercise price per share for each NQO granted under the 2006 Plan will not be less than the fair market value of a share of the Company’s common stock on the date such NQO is granted. NQOs automatically granted to non-employee directors under the 1996 Plan will vest and become exercisable as to one-third of the NQO shares on the first, second and third December 31 following the date of grant. Payment for shares upon exercise of any NQOs automatically granted to Eligible Directors under the 2006 Plan may be made in cash, in shares of the Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased. In addition to such automatic NQO grants, the 2006 Plan also permits the Compensation Committee to make discretionary grants of stock options to any and all directors, including Eligible Directors, as described below.

Discretionary Option Grants of NQOs to Non-Employee Directors. Upon the discretionary grant of NQOs to the Company’s non-employee directors under the 2006 Plan, the Board of Directors will fix the number of shares of the Company’s common stock that the optionee may purchase upon exercise of the option and the exercise price at which the shares may be purchased. The exercise price of such NQOs cannot be less than the fair market value of the common stock at the time the option is granted. Each NQO will be exercisable by the optionee only during the term fixed by the Board of Directors, with such term ending not later than five years after the date of grant. Payment for shares upon exercise of any NQOs granted to Eligible Directors under the 2006 Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2006 Plan independent of an option or in connection with an option. Upon the grant of a SAR under the 2006 Plan, the Compensation Committee will fix its exercise price, which cannot be less than the fair market value of the Company’s common stock and, in the case of a SAR granted in conjunction with an option, not less than the exercise price of the related option. Each SAR granted independent of an option will entitle a participant upon exercise to an amount equal to the excess of the fair market value of the common stock on the date of exercise less the exercise price per share, times the number of shares of common stock covered by the SAR. As determined by the Compensation Committee at the time of grant, payment of such amount upon exercise of a SAR will be made in shares of common stock or in cash, or partly in shares and partly in cash. The 2006 Plan provides that SARs have a maximum term of five years.

Restricted Stock Awards

Restricted stock awards granted under the 2006 Plan will entitle the holder to receive shares of the Company’s common stock, which are subject to forfeiture to the Company and transfer restrictions if certain conditions are not met as determined by the Compensation Committee at the time of grant. When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares subject to the award. During such period, the holder of the restricted stock award otherwise has the rights of a shareholder of the Company with respect to the shares subject to the award, including the right to vote the shares and to receive any dividends and other distributions. The Compensation Committee may determine the period of time during which a participant receiving a restricted stock award must remain a continuous employee of the Company in order for the forfeiture and transfer restrictions to lapse. In addition, the Compensation Committee may provide that such restrictions lapse in installments with respect to specified portions of the shares of stock covered by the restricted stock award. The Compensation Committee also may impose performance or other conditions that will subject the shares subject to the award to forfeiture and transfer restrictions. The Compensation Committee may, at any time, waive all or any part of any restrictions applicable to restricted stock awards.

Other Awards

Other Stock-Based Awards. Under the 2006 Plan, the Compensation Committee will have the power to grant Awards of shares of the Company’s common stock and Awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or their fair market value. The 2006 Plan provides that such other stock-based Awards will be in such form, and will depend on such conditions, as the Compensation Committee determines including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the 2006 Plan, the Compensation Committee will determine the number of shares of common stock to be awarded to a participant under other stock-based Awards, whether such Awards shall be settled in cash, shares of common stock or combination of cash and such shares, and other terms and conditions of such Awards.

Other Cash-Based Awards. Subject to the terms of the 2006 Plan, the Compensation Committee may grant other incentives denominated in cash and payable in cash under the 2006 Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

Performance-Based Awards

Under the 2006 Plan, the Compensation Committee may grant performance-based options, Awards of restricted stock or other Awards, which will be based on the attainment of written performance goals approved by the Compensation Committee for a performance period established by the Committee. The performance goals must be objective and must be based upon the criteria set forth in the 2006 Plan. Under the 2006 Plan, the Compensation Committee must determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and must certify and ascertain the amount of the applicable performance-based Award. The amount of a performance-based Award actually paid to a participant under the 2006 Plan may be less than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee. The amount of the performance-based Award will be paid to the participant at such time as determined by the Compensation Committee after the end of the covered performance period.

Non-Transferability of Awards

Awards granted under the 2006 Plan are non-transferable other than by will or by the applicable laws of descent and distribution. In addition, a participant may designate a beneficiary to succeed to the participant’s Awards under the 2006 Plan if allowed by the agreement evidencing the Award, in which case the Award may be exercised by the personal representative for the participant’s estate or by any other person who acquired the right to exercise such Award by reason of the participant’s death. During a participant’s lifetime, all Awards granted under the 2006 Plan may be exercised only by the participant.

Repricing Not Allowed

The 2006 Plan provides that the Compensation Committee may not, directly or indirectly, “reprice” options, SARs or other stock-based Awards granted under the 2006 Plan, including six-month plus one-day option exchange programs, without shareholder approval.

Item 8.01 Other Events

At the 2006 Annual Meeting, in addition to approving the 2006 Plan, the following actions were taken by the stockholders of the Company entitled to notice of and to vote at the 2006 Annual Meeting:

Election of Directors.

Each of Douglas M. Pihl, Jay D. Miller, James B. Hickey, Jr., Richard W. Perkins, Michael W. Vannier, M.D., Sven A. Wehrwein and Gregory J. Peet was elected to serve as a Director on the Company’s Board until the 2007 annual meeting of stockholders or until their successors are duly elected and qualify or until their earlier resignation, death or removal.

Ratification of Independent Registered Public Accounting Firm.

The stockholders approved the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Item 9.01 Financial Statement and Exhibits.

(c) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

10.1         Vital Images, Inc. 2006 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images, Inc.

Date: May 9, 2006.

	By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)

EXHIBIT INDEX

10.1         Vital Images, Inc. 2006 Long-Term Incentive Plan.